SCHWAB STRATEGIC TRUST
(the Trust)
Schwab® Ariel ESG ETF
(the fund)
Supplement dated May 14, 2025, to the fund’s currently effective Summary Prospectus,
Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory
Prospectus and SAI and should be read in conjunction with these documents.
At a meeting held on May 7, 2025, the Board of Trustees of the Trust approved changing the fund’s name. In addition, the fund’s investment strategy will be modified in alignment with the subadviser’s (Ariel Investments, LLC) investment process, which will include removing the four investment exclusions. These changes, which are summarized below, are scheduled to be effective on or about July 28, 2025. Please note that these changes are subject to modifications pending review by the U.S. Securities and Exchange Commission.
1.
Summary Prospectus, Statutory Prospectus and SAI: The fund’s name will change from Schwab Ariel ESG ETF to Schwab Ariel Opportunities ETF.

2.
Summary Prospectus and Statutory Prospectus — Under the “Principal Investment Strategies” section:

a. The first paragraph will be deleted in its entirety and replaced with the following:
The fund invests primarily in exchange-traded equity securities of U.S. small- and mid-capitalization companies which are companies with capitalizations within the range of the Russell 2500™ Index, as measured at the time of purchase; however, the fund may invest in exchange-traded securities of companies outside the stated range.
b. The third and fourth paragraphs will be deleted in their entirety.
3.
Summary Prospectus and Statutory Prospectus — Under the “Principal Risks” section: The “ESG Risk” will be deleted in its entirety.

4.
Statutory Prospectus – Under the “Investment Objective and More About Principal Risks” in the “Fund Details” section: The “ESG Risk” will be deleted in its entirety.

5.
Statutory Prospectus – Under the “More About ESG Investing and Ariel’s Investment Approach” in the “Fund Details” section: The section title will change to “More about Ariel’s Investment Approach” and the section content will be deleted in its entirety and replaced with the following:

The fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (Ariel), which depends on four interrelated tenets: Active Patience®, Independent Thinking, Focused Expertise, and Bold Teamwork.
Active Patience. Ariel generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, predictable fundamentals that allow for the potential for double-digit earnings growth (at time of initial purchase), and low reinvestment requirements. Ariel takes a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. This long-term approach enables the fund’s investment team to research a company and wait as long as necessary for a stock to reach a price Ariel views as undervalued relative to the internally generated estimate of its intrinsic worth (“private market value”).
Independent Thinking. Ariel makes opportunistic purchases when value is seen in companies that are temporarily out of favor, misunderstood or ignored—trading at a low valuation relative to potential earnings and/or at a discount to Ariel’s estimate of intrinsic worth. Ariel performs its own original proprietary research that often leads to buying when others are selling and to sell when others are buying. The primary reasons a stock will be sold are: (i) if its valuation reaches Ariel’s determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In addition, Ariel has adopted procedures to sell stocks it views as substantially outside the fund’s small/mid cap range.
Focused Expertise. Ariel seeks to invest within its circle of competence, allowing it to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the fund investing in fewer sectors than its respective benchmark. Ariel also integrates sustainability considerations, including the proprietary Business Resilience Risk Ratings, as part of the broader review of material risks and opportunities for a given investment.

Bold Teamwork. No one person is sufficient to shareholders’ success. Different approaches and opinions allow the domestic research team to constantly learn, improve and aspire to exceed expectations. Ariel’s investment professionals seek to leverage their contacts and knowledge, while also striving to work collaboratively with a shared commitment to excellence.
6.
SAI – Under the “Investment Objective, Strategies, Risks and Limitations” section: The “Fund Investment Policies” section will be deleted in its entirety.

7.
SAI – Under the “Proxy Voting” section: The first paragraph will be deleted in its entirety and replaced with the following:

The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG127830-00 (05/25)
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